Exhibit 99.3

SAFE HARBOR
Certain statements contained in this presentation regarding Rick's and VCG Holding's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are
 "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation reform
 Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intent," "would," "will," "planned,"
 "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to either company or their management have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the companies' actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the companies'
 plans, objectives and expectations and other intentions and other statements that are not historical facts.
 The following factors, among others, could cause actual results to differ from those set forth in the forward-
 looking statements: (1) the risk of the failure of the companies' shareholders to approve the merger; (2) the risk that the businesses would not be integrated successfully; (3) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected;
 (4) the risk that Rick's applicable average trailing twenty day average stock price per share may not equal or exceed $8.00 pursuant to the formula i in the merger agreement; (5) the applicable disruption from the merger may make it more difficult to maintain relationships with customers, employees ore suppliers; and
 general economic conditions and uncertainties or consumer sentiment in the companies' markets.
 Additional factors that could cause the companies' results to differ materially from those described in the forward-looking statements are described in Rick's annual report on Form 10-K filed with the SEC
 December, 17, 2009 and VCG Holding's annual report on Form 10-K, as amended, filed with the SEC June
 10, 2009, and Rick's and VCG Holding's other periodic and current reports filed with the SEC from time to time and available on the SEC's internet website at www.sec.gov. Unless required by law, neither Rick's nor VCG Holding undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q1 2O10 OVERVIEW
▪ Review of Our Q1 2010 Performance
▪ Highlights of Significant Q1Events
▪ Impact of Marketing Expenses
▪ Discussion of Rick’s Cabaret-VCG Holding
 Letter of Intent
▪ Outlook for Remainder of Year
▪ Q & A

Q1 ’10 SNAPSHOT vs. Q1 ‘09
▪ Total Revenue $20mm vs $17.1mm in ‘09, Up
 16.8% from Last Year
▪ Same Store Sales up 14.5% over Q1 Last Year
▪ Net Income $782,688  in Q1 ’10 vs $790,832 in
 Q1 ’09
▪ EPS 8 cents, same as last year.
▪ Primary Factors Were Acquisition Costs, Plus
 Increased Marketing
▪ Marketing Expenses Have Been Reduced.
▪ Las Vegas Turned a Profit in January
▪ Cash Flow Continues Strong

Q1 ’1O HIGHLIGHTS
▪ Clubs in Miami and New York Continue to
 Grow
▪ While Competitors Cut Back We Invested in
 Pro-active Marketing Programs
▪ This Has Paid Off, Earning Market Share
▪ Rick’s Cabaret/Las Vegas Profitable in
 January
▪ Newly Acquired Clubs in Ft. Worth and
 Austin Off to Strong Start

LAS VEGAS
▪ Aggressive Marketing Campaign
 Continued to Earn Market Share
▪ Profitable in January ‘10
▪ Marketing Spending Has Been
 Reduced
▪ Expect to Benefit from National
 Conventions in February, March, April

New Clubs Strong
▪ Newest Clubs Contributed  $827,000 in Q1
▪ Joy of Austin is Now Rick’s Cabaret/Austin
▪ Cabaret North in Ft. Worth Gained Market
 Share after Major Marketing Push; We Are
 Now Increasing Prices and Focusing on
 Bottom Line
▪ New “Turnkey” DFW Airport Club Expected
 to Open in Fiscal ‘10

Record Months
▪ New York City Continues Its Strong
 Growth, with Record Revenue Months
 in Q1
▪ Becoming Popular Spot for High-Profile
 Parties (Howard Stern Gang, Vivid
 Entertainment)

▪ Super Bowl & Pro Bowl ’10
 Were Terrific - We Had Two
 Huge Weeks

• Letter of Intent Signed on Feb. 16, 2010
• Would Make Us Largest Operator of Upscale
 Clubs by Revenue, with 38 Locations (39th
 Coming in Austin in March; 40th at DFW in
 Fiscal ’10)
 Meaningful EBITDA Gains Expected from:
 • Lower Corporate Overhead
 • Eliminating Duplicate Costs of Being Public
 • Regional Management Synergies
 • Better Corporate Buying Power
 • Brand Expansion of Rick’s Cabaret
• Financial Details of Proposed Transaction
 Available in Form 8-K Being Filed by
 Both Companies.
VCG HOLDING ACQUISITION

LOCATIONS OF RICK'S CABARET CLUBS

MINNEAPOLIS
NYC
PHILLY
VEGAS
CHARLOTTE
FORT WORTH
DALLAS
AUSTIN
NEW ORLEANS
SAN ANTONIO
HOUSTON
MIAMI

LOCATIONS OF VCG HOLDING CLUBS

PORTLAND
MINNEAPOLIS
INDIANPOLIS
DENVER
GREATER ST LOUIS
CO SPRINGS
RALEIGH
LOUISVILLE
ANAHEIM
FORT WORTH
DALLAS
HIALEAH

RICK'S & VCG HOLDING LOCATIONS

PORTLAND
MINNEAPOLIS
NYC
PHILLY
INDIANPOLIS
DENVER
GREATER ST LOUIS
CO SPRINGS
VEGAS
RALEIGH
ANAHEIM
LOUISVILLE
CHARLOTTE
FORT WORTH
DALLAS
AUSTIN
NEW ORLEANS
SAN ANTONIO
HOUSTON
HIALEAH
MIAMI

Additional Information and Where to Find It
 In connection with the proposed merger, Rick's Cabaret International, Inc. ("Ricks") and VCG Holding Corp. ("VCG
 Holding") intend to file documents relating to the transaction with the SEC, including a registration statement containing a joint proxy statement/prospectus on Form S-4 to be filed by Rick's. Investors are urged to read the joint proxy statement/prospectus regarding the proposed merger, if and when it becomes available, because it will contain important information. When it becomes available, shareholders and other investors will be able to obtain a free copy of the joint proxy statement/prAdditional Information and Where to Find It In connection with the proposed merger,
         Rick's Cabaret International, Inc. ("Ricks") and VCG Holding Corp. ("VCG
 Holding") intend to file documents relating to the transaction with the SEC, including a registration statement containing a joint proxy statement/prospectus on Form S-4 to be filed by Rick's. Investors are urged to read the joint proxy statement/prospectus regarding the proposed merger, if and when it becomes available, because it will contain important information. When it becomes available, shareholders and other investors will be able to obtain a free copy of the joint proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about Rick's and VCG Holding at the SEC's internet website at www.sec.gov. Copies of the joint proxy statement/prospectus, when it becomes available, and any SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Rick's Cabaret
 International, Inc., 10959 Cutten Road, Houston, Texas, 77066, telephone (281) 397-6730, Attention: Phil Marshall, or to VCG Holding Corp., 390 Union Boulevard, Suite 540, Lakewood, Colorado 80228, telephone (303) 934-2424,
 Attention: Courtney Cowgill.ospectus, and are able to obtain free copies of other filings and furnished materials containing information about Rick's and VCG Holding at the SEC's internet website at www.sec.gov. Copies of the joint proxy statement/prospectus, when it becomes available, and any SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Rick's Cabaret
 International, Inc., 10959 Cutten Road, Houston, Texas, 77066, telephone (281) 397-6730, Attention: Phil Marshall, or to VCG Holding Corp., 390 Union Boulevard, Suite 540, Lakewood, Colorado 80228, telephone (303) 934-2424,
 Attention: Courtney Cowgill .

Interests of Participants in the Solicitation of Proxies
 Each of the Rick's and VCG Holding and their respective directors and executive officers may be deemed to be "participants" in the solicitation of proxies in respect of the proposed transaction under SEC rules. Information regarding Rick's directors and executive officers is available in its definitive proxy statement on Schedule 14A filed with the SEC on July 7, 2009 and in its annual report on Form 10-K filed with the SEC on December 17, 2009 and information regarding VCG Holding's directors and executive officers is available in its definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2009. Copies of these documents can be obtained, without charge, at the SEC's internet website at www.sec.gov or by directing a request to the Rick's or VCG Holding, as applicable, at the addresses above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

OUTLOOK
▪ We Reaffirm our Latest Guidance:
 * Earnings in the Range of $ .95 to
 $1.05 per share During Fiscal 2010
 *  Revenues will Range Between
 $84mm and $86mm
▪  Q2 Starting Off Well, as Anticipated
▪  VCG Holding Not Factored Into
 Guidance

CLUB ONYX

Rick's CABARET

XTC cabaret

Tootsie's Cabaret

THANK YOU!
THOSE OF YOU IN THE NEW YORK AREA,
 PLEASE JOIN US TONIGHT IN NYC FOR
 SOME PERSONAL DUE DILIGENCE
50 West 33rd Street